UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report June 30, 2013

Tri-Continental Corporation

Tri-Continental Corporation

Letter to Stockholders

Dear Stockholders,

We are pleased to present the semiannual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results and a portfolio of investment and financial statements as of June 30, 2013.

The Fund’s Common Stock gained 11.61%, based on net asset value, and 14.23%, based on market price, for the six months ended June 30, 2013. The Fund’s benchmark, the S&P 500 Index, returned 13.82% during the same six-month period.

During the first half of 2013, the Fund paid two distributions, in accordance with its earned distribution policy, that aggregated $0.3515 per share of Common Stock of the Fund. Distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund.

On April 17, 2013, the Fund held its 83rd Annual Meeting of Stockholders. During the meeting, Stockholders re-elected two Directors and ratified the selection of PricewaterhouseCoopers LLP (PricewaterhouseCoopers) as the Fund’s independent registered public accounting firm for 2013.

Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the most current prospectus for the Fund, distributions and other information can be found at columbiamanagement.com under the Closed-End Funds tab.

On behalf of the Board, we would like to thank you for your support of Tri-Continental Corporation.

Regards,

Stephen R. Lewis

Chairman of the Board

Semiannual Report 2013

Tri-Continental Corporation

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2013

Tri-Continental Corporation

Performance Overview

(Unaudited)

Performance Summary

>	Tri-Continental Corporation (the Fund) Common Stock gained 11.61%, based on net asset value, and 14.23%, based on market price, for the six months ended June 30, 2013.

>	The Fund’s benchmark, the S&P 500 Index, returned 13.82% for the same six-month period.

Average Annual Total Returns (%) (for period ended June 30, 2013)
	Inception	6 Months Cumulative	1 Year	5 Years	10 Years
Market Price	01/05/29	14.23	20.70	5.54	6.13
Net Asset Value	01/05/29	11.61	18.77	5.88	6.06
S&P 500 Index		13.82	20.60	7.01	7.30

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Price Per Share
	June 30, 2013	March 31, 2013	December 31, 2012
Market Price ($)	17.92	17.55	16.00
Net asset Value ($)	20.54	20.20	18.77

Distributions Paid Per Common Share(a)
Payable Date	Per Share Amount ($)
March 26, 2013	0.190
June 25, 2013	0.162

(a)	Preferred Stockholders were paid dividends totaling $2.50 per share.

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

2	Semiannual Report 2013

Tri-Continental Corporation

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at June 30, 2013)
Apple, Inc.	2.3
JPMorgan Chase & Co.	2.0
Chevron Corp.	2.0
Cisco Systems, Inc.	1.9
Microsoft Corp.	1.8
Verizon Communications, Inc.	1.6
ConocoPhillips	1.5
Pfizer, Inc.	1.5
Philip Morris International, Inc.	1.5
Raytheon Co.	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations buy or sell any security.

Portfolio Management

Brian Condon, CFA

David King, CFA

Oliver Buckley

Yan Jin

Semiannual Report 2013	3

Tri-Continental Corporation

Portfolio Overview (continued)

(Unaudited)

Portfolio Breakdown (%) (at June 30, 2013)
Common Stocks	69.0
Consumer Discretionary	6.3
Consumer Staples	7.0
Energy	6.7
Financials	12.7
Health Care	8.5
Industrials	7.3
Information Technology	11.9
Materials	3.1
Telecommunication Services	2.9
Utilities	2.6
Convertible Bonds	11.1
Convertible Preferred Stocks	7.9
Consumer Discretionary	0.8
Consumer Staples	1.0
Energy	1.2
Financials	2.8
Industrials	0.5
Utilities	1.6
Corporate Bonds & Notes	11.4
Limited Partnerships	0.0	(a)
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

4	Semiannual Report 2013

Tri-Continental Corporation

Portfolio of Investments

June 30, 2013 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 68.7%
Issuer	Shares	Value ($)

Consumer Discretionary 6.3%
Hotels, Restaurants & Leisure 0.5%

McDonald’s Corp.	70,000	6,930,000

Internet & Catalog Retail 0.1%

Netflix, Inc.(a)	8,100	1,709,829

Media 2.9%

Comcast Corp., Class A	365,826	15,320,793

DIRECTV(a)	193,200	11,904,984

Discovery Communications, Inc., Class A(a)	135,800	10,485,118

Total		37,710,895

Multiline Retail 0.1%

Macy’s, Inc.	20,600	988,800

Specialty Retail 2.7%

Gap, Inc. (The)	300,500	12,539,865

Home Depot, Inc. (The)	107,000	8,289,290

Ross Stores, Inc.	59,400	3,849,714

TJX Companies, Inc.	231,700	11,598,902

Total		36,277,771

Total Consumer Discretionary		83,617,295

Consumer Staples 6.9%
Beverages 0.3%

Coca-Cola Enterprises, Inc.	94,066	3,307,361

Food & Staples Retailing 2.3%

CVS Caremark Corp.	48,000	2,744,640

Kroger Co. (The)	345,994	11,950,633

Safeway, Inc.	95,400	2,257,164

Wal-Mart Stores, Inc.	186,529	13,894,545

Total		30,846,982

Food Products 1.4%

Campbell Soup Co.	134,950	6,044,410

General Mills, Inc.	102,900	4,993,737

Kellogg Co.	110,000	7,065,300

Total		18,103,447

Household Products 0.6%

Kimberly-Clark Corp.	20,200	1,962,228

Procter & Gamble Co. (The)	86,000	6,621,140

Total		8,583,368

Tobacco 2.3%

Lorillard, Inc.	259,692	11,343,347

Philip Morris International, Inc.	227,600	19,714,712

Total		31,058,059

Total Consumer Staples		91,899,217

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 6.7%
Energy Equipment & Services 0.4%

Diamond Offshore Drilling, Inc.	83,100	5,716,449

Oil, Gas & Consumable Fuels 6.3%

Apache Corp.	38,600	3,235,838

BP PLC, ADR	157,000	6,553,180

Chevron Corp.(b)	219,942	26,027,936

ConocoPhillips	335,958	20,325,459

Exxon Mobil Corp.	93,611	8,457,754

Phillips 66	60,300	3,552,273

Tesoro Corp.	98,500	5,153,520

Valero Energy Corp.	278,861	9,695,997

Total		83,001,957

Total Energy		88,718,406

Financials 12.6%
Capital Markets 2.4%

Ares Capital Corp.	385,000	6,622,000

BlackRock, Inc.	53,250	13,677,263

Goldman Sachs Group, Inc. (The)	73,100	11,056,375

Total		31,355,638

Commercial Banks 2.0%

Comerica, Inc.	27,400	1,091,342

Cullen/Frost Bankers, Inc.	107,500	7,177,775

Fifth Third Bancorp	232,800	4,202,040

Huntington Bancshares, Inc.	900,000	7,092,000

U.S. Bancorp	194,000	7,013,100

Total		26,576,257

Consumer Finance 0.2%

SLM Corp.	121,500	2,777,490

Diversified Financial Services 3.2%

Citigroup, Inc.	325,800	15,628,626

JPMorgan Chase & Co.	500,057	26,398,009

Total		42,026,635

Insurance 3.0%

Aflac, Inc.	120,000	6,974,400

Aon PLC	99,800	6,422,130

MetLife, Inc.	276,500	12,652,640

Prudential Financial, Inc.	188,800	13,788,064

Total		39,837,234

Real Estate Investment Trusts (REITs) 1.8%

Colony Financial, Inc.	170,000	3,381,300

Public Storage	34,100	5,228,553

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	5

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2013 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)

Simon Property Group, Inc.	56,486	8,920,269

Starwood Property Trust, Inc.	275,000	6,806,250

Total		24,336,372

Total Financials		166,909,626

Health Care 8.5%
Biotechnology 1.6%

Amgen, Inc.	99,400	9,806,804

Celgene Corp.(a)	30,000	3,507,300

Gilead Sciences, Inc.(a)	102,400	5,243,904

Onyx Pharmaceuticals, Inc.(a)	7,900	685,878

Vertex Pharmaceuticals, Inc.(a)	28,300	2,260,321

Total		21,504,207

Health Care Equipment & Supplies 1.7%

Becton Dickinson and Co.	82,100	8,113,943

Medtronic, Inc.	149,900	7,715,353

St. Jude Medical, Inc.	147,400	6,725,862

Total		22,555,158

Health Care Providers & Services 0.8%

AmerisourceBergen Corp.	146,600	8,184,678

McKesson Corp.	18,100	2,072,450

Total		10,257,128

Pharmaceuticals 4.4%

AbbVie, Inc.	236,500	9,776,910

Bristol-Myers Squibb Co.	32,000	1,430,080

Eli Lilly & Co.	248,748	12,218,502

Johnson & Johnson	79,000	6,782,940

Merck & Co., Inc.	142,500	6,619,125

Mylan, Inc.(a)	42,000	1,303,260

Pfizer, Inc.	710,509	19,901,357

Total		58,032,174

Total Health Care		112,348,667

Industrials 7.3%
Aerospace & Defense 2.3%

Northrop Grumman Corp.	156,500	12,958,200

Raytheon Co.	269,300	17,806,116

Total		30,764,316

Air Freight & Logistics 0.6%

United Parcel Service, Inc., Class B	86,841	7,510,009

Airlines 0.2%

Southwest Airlines Co.	159,200	2,052,088

Common Stocks (continued)
Issuer	Shares	Value ($)

Electrical Equipment 1.1%

Emerson Electric Co.	101,500	5,535,810

Rockwell Automation, Inc.	89,100	7,407,774

Roper Industries, Inc.	15,700	1,950,254

Total		14,893,838

Industrial Conglomerates 1.4%

Danaher Corp.	121,800	7,709,940

General Electric Co.	469,089	10,878,174

Total		18,588,114

Machinery 0.7%

Cummins, Inc.	18,400	1,995,664

Stanley Black & Decker, Inc.	87,500	6,763,750

Total		8,759,414

Professional Services 0.3%

Dun & Bradstreet Corp. (The)	46,000	4,482,700

Road & Rail 0.7%

CSX Corp.	275,000	6,377,250

Union Pacific Corp.	19,300	2,977,604

Total		9,354,854

Total Industrials		96,405,333

Information Technology 11.9%
Communications Equipment 2.0%

Cisco Systems, Inc.	1,021,400	24,830,234

QUALCOMM, Inc.	26,500	1,618,620

Total		26,448,854

Computers & Peripherals 2.9%

Apple, Inc.	76,600	30,339,728

Diebold, Inc.	225,000	7,580,250

Total		37,919,978

Internet Software & Services 0.7%

Google, Inc., Class A(a)	9,800	8,627,626

VeriSign, Inc.(a)	27,200	1,214,752

Total		9,842,378

IT Services 1.6%

Automatic Data Processing, Inc.	100,000	6,886,000

Mastercard, Inc., Class A	24,200	13,902,900

Total		20,788,900

Semiconductors & Semiconductor Equipment 1.8%

Analog Devices, Inc.	147,500	6,646,350

KLA-Tencor Corp.	58,200	3,243,486

Microchip Technology, Inc.	180,000	6,705,000

NVIDIA Corp.	498,600	6,995,358

Total		23,590,194

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2013

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2013 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)

Software 2.9%

CA, Inc.	50,500	1,445,815

Microsoft Corp.	682,277	23,559,025

Oracle Corp.	382,100	11,738,112

VMware, Inc., Class A(a)	29,100	1,949,409

Total		38,692,361

Total Information Technology		157,282,665

Materials 3.1%
Chemicals 2.5%

CF Industries Holdings, Inc.	51,132	8,769,138

Dow Chemical Co. (The)	205,000	6,594,850

Eastman Chemical Co.	91,800	6,426,918

EI du Pont de Nemours & Co.	125,000	6,562,500

LyondellBasell Industries NV, Class A	65,900	4,366,534

Total		32,719,940

Paper & Forest Products 0.6%

International Paper Co.	184,500	8,175,195

Total Materials		40,895,135

Telecommunication Services 2.9%
Diversified Telecommunication Services 2.9%

AT&T, Inc.	307,794	10,895,908

CenturyLink, Inc.	192,500	6,804,875

Verizon Communications, Inc.	418,148	21,049,570

Total		38,750,353

Total Telecommunication Services		38,750,353

Utilities 2.5%
Electric Utilities 0.9%

American Electric Power Co., Inc.	138,100	$6,184,118

Duke Energy Corp.	95,000	6,412,500

Total		12,596,618

Independent Power Producers & Energy Traders 0.4%

AES Corp. (The)	414,339	4,967,924

Multi-Utilities 1.2%

Ameren Corp.	22,000	757,680

Dominion Resources, Inc.	120,000	6,818,400

Public Service Enterprise Group, Inc.	262,492	8,572,989

Total		16,149,069

Total Utilities		33,713,611

Total Common Stocks (Cost: $774,067,201)		910,540,308

Convertible Preferred Stocks 7.8%
Issuer	Shares	Value ($)

Consumer Discretionary 0.7%
Automobiles 0.5%

General Motors Co., 4.750%	140,000	6,742,400

Media 0.2%

Interpublic Group of Companies, Inc. (The), 5.250%	2,600	3,321,500

Total Consumer Discretionary		10,063,900

Consumer Staples 1.0%
Food Products 1.0%

Bunge Ltd., 4.875%	66,000	6,652,602

Post Holdings, Inc., 3.750%(c)	62,500	6,791,875

Total		13,444,477

Total Consumer Staples		13,444,477

Energy 1.2%
Oil, Gas & Consumable Fuels 1.2%

Apache Corp., 6.000%	138,000	6,588,120

Chesapeake Energy Corp., 5.750%(c)	9,350	9,589,594

Total		16,177,714

Total Energy		16,177,714

Financials 2.8%
Commercial Banks 0.5%

Wells Fargo & Co., 7.500%	5,550	6,626,700

Diversified Financial Services 0.5%

Bank of America Corp., 7.250%	6,000	6,663,000

Real Estate Investment Trusts (REITs) 1.8%

Alexandria Real Estate Equities, Inc., 7.000%	250,000	6,375,000

Health Care REIT, Inc., 6.500%	110,000	6,829,900

Weyerhaeuser Co., 6.375%(a)	134,100	6,860,717

iStar Financial, Inc., 4.500%	65,000	3,482,310

Total		23,547,927

Total Financials		36,837,627

Industrials 0.5%
Aerospace & Defense 0.5%

United Technologies Corp., 7.500%	113,500	6,737,360

Total Industrials		6,737,360

Utilities 1.6%
Electric Utilities 1.1%

NextEra Energy, Inc., 5.599%	125,000	7,058,375

PPL Corp., 8.750%	127,500	6,887,550

Total		13,945,925

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	7

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2013 (Unaudited)

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)

Multi-Utilities 0.5%

CenterPoint Energy, Inc., 3.547%(d)	142,500	6,786,562

Total Utilities		20,732,487

Total Convertible Preferred Stocks (Cost: $94,827,756)		103,993,565

Corporate Bonds & Notes 11.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.5%
ADS Tactical, Inc. Senior Secured(c)
04/01/18	11.000%	3,500,000	3,403,750

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	3,529,000	3,776,030

Total			7,179,780

Automotive 1.5%
Allison Transmission, Inc.(c)
05/15/19	7.125%	$5,300,000	$5,604,750

Goodyear Tire & Rubber Co. (The)
03/01/21	6.500%	6,500,000	6,613,750

Visteon Corp.
04/15/19	6.750%	6,750,000	7,104,375

Total			19,322,875

Banking 0.5%
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	5,600,000	6,216,000

Construction Machinery 0.8%
Manitowoc Co., Inc. (The)
02/15/18	9.500%	5,300,000	5,697,500

United Rentals North America, Inc.
09/15/20	8.375%	5,000,000	5,412,500

Total			11,110,000

Diversified Manufacturing 0.7%
Silver II Borrower/US Holdings LLC(c)
12/15/20	7.750%	6,650,000	6,683,250

Tomkins LLC/Inc. Secured
10/01/18	9.000%	1,911,000	2,082,990

Total			8,766,240

Electric 0.4%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	5,300,000	5,816,750

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Food and Beverage 0.5%
Chiquita Brands International, Inc./LLC Senior Secured(c)
02/01/21	7.875%	3,236,000	3,389,710

Shearer’s Foods, Inc. LLC Senior Secured(c) 11/01/19	9.000%	3,032,000	3,206,340

Total			6,596,050

Health Care 1.1%
Alere, Inc.(c)
06/15/20	6.500%	6,950,000	6,776,250

HCA, Inc. Senior Secured 03/15/22	5.875%	5,713,000	5,862,966

Rural/Metro Corp. Senior Unsecured(c) 07/15/19	10.125%	2,800,000	2,352,000

Total			14,991,216

Independent Energy 1.0%
Goodrich Petroleum Corp. 03/15/19	8.875%	7,999,000	7,879,015

Laredo Petroleum, Inc. 02/15/19	9.500%	5,154,000	5,669,400

Total			13,548,415

Media Non-Cable 0.4%
AMC Networks, Inc. 07/15/21	7.750%	5,100,000	5,584,500

Metals 1.0%
Alpha Natural Resources, Inc.
04/15/18	9.750%	6,400,000	6,168,000

United States Steel Corp. Senior Unsecured 04/01/21	6.875%	6,750,000	6,530,625

Total			12,698,625

Non-Captive Diversified 0.4%
International Lease Finance Corp. Senior Unsecured
08/15/22	5.875%	5,700,000	5,650,125

Pharmaceuticals 0.4%
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(c)
12/01/19	9.500%	4,900,000	5,414,500

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2013

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2013 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Retailers 0.8%
99 Cent Only Stores 12/15/19	11.000%	3,050,000	3,416,000

Rite Aid Corp. 03/15/20	9.250%	4,300,000	4,746,125
Senior Unsecured 02/15/27	7.700%	1,860,000	1,860,000

Total			10,022,125

Wireless 1.2%
NII International Telecom SCA(c)
08/15/19	7.875%	7,100,000	6,727,250

Sprint Nextel Corp.(c) 11/15/18	9.000%	7,300,000	8,522,750

Total			15,250,000

Wirelines 0.2%
Level 3 Financing, Inc. 06/01/20	7.000%	3,300,000	3,300,000

Total Corporate Bonds & Notes (Cost: $147,762,097)			151,467,201

Convertible Bonds 11.0%
Airlines 0.2%
United Continental Holdings, Inc.
06/30/21	4.500%	3,071,000	3,189,295

Banking 0.3%
Walter Investment Management Corp. Senior Subordinated Notes
11/01/19	4.500%	3,300,000	3,306,188

Building Materials 0.5%
Cemex SAB de CV Subordinated Notes 03/15/15	4.875%	5,710,000	6,530,812

Diversified Manufacturing 0.2%
GT Advanced Technologies, Inc. Senior Unsecured
10/01/17	3.000%	3,801,000	3,226,099

Food and Beverage 0.3%
Chiquita Brands International, Inc. Senior Unsecured
08/15/16	4.250%	3,800,000	3,631,375

Gaming 0.5%
MGM Resorts International
04/15/15	4.250%	6,300,000	7,052,062

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Health Care 1.1%
HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	$2,850,000	$3,535,781

Insulet Corp. Senior Unsecured
06/15/16	3.750%	2,700,000	3,542,184

Omnicare, Inc.
04/01/42	3.750%	5,920,000	7,354,949

Total			14,432,914

Home Construction 0.3%
Lennar Corp.(c)
11/15/21	3.250%	2,720,000	4,566,200

Independent Energy 0.2%
Endeavour International Corp.
07/15/16	5.500%	3,450,000	2,076,469

Media Non-Cable 0.3%
Liberty Interactive LLC Senior Unsecured(c)
03/30/43	0.750%	3,410,000	3,753,933

Metals 0.5%
Jaguar Mining, Inc. Senior Unsecured(c)
11/01/14	4.500%	3,200,000	800,000

James River Coal Co.(c)
06/01/18	10.000%	4,502,000	2,926,300

Molycorp, Inc. Senior Unsecured
09/01/17	6.000%	4,400,000	3,273,248

Total			6,999,548

Non-Captive Consumer 0.4%
DFC Global Corp. Senior Unsecured(c)
04/15/17	3.250%	5,177,000	5,126,990

Non-Captive Diversified 0.3%
Air Lease Corp. Senior Unsecured(c)
12/01/18	3.875%	2,700,000	3,319,191

Other Financial Institutions 0.5%
Forest City Enterprises, Inc. Senior Unsecured
08/15/18	4.250%	5,700,000	6,384,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	9

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2013 (Unaudited)

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Other Industry 0.3%
WESCO International, Inc.
09/15/29	6.000%	1,330,000	3,270,138

Pharmaceuticals 1.1%
Dendreon Corp. Senior Unsecured
01/15/16	2.875%	9,500,000	7,077,908

InterMune, Inc. Senior Unsecured
09/15/18	2.500%	4,050,000	3,318,469

Vivus, Inc. Senior Unsecured(c)
05/01/20	4.500%	3,520,000	3,551,363

Total			13,947,740

Property & Casualty 0.5%
MGIC Investment Corp. Senior Unsecured
05/01/17	5.000%	3,380,000	3,454,191

Radian Group, Inc. Senior Unsecured
11/15/17	3.000%	2,620,000	3,275,000

Total			6,729,191

Railroads 0.5%
Greenbrier Companies, Inc. Senior Unsecured
04/01/18	3.500%	6,500,000	6,678,750

Technology 2.1%
Ciena Corp. Senior Unsecured(c)
10/15/18	3.750%	5,600,000	7,061,152

Ixia Senior Notes
12/15/15	3.000%	3,000,000	3,590,625

Mentor Graphics Corp.
04/01/31	4.000%	5,900,000	7,175,875

Nuance Communications, Inc. Senior Unsecured
11/01/31	2.750%	6,720,000	6,921,600

Powerwave Technologies, Inc. Subordinated Notes(e)
10/01/27	3.875%	2,000,000	10,000

TiVo, Inc. Senior Unsecured(c)
03/15/16	4.000%	2,700,000	3,423,937

Total			28,183,189

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Tobacco 0.4%
Vector Group Ltd. Senior Unsecured(d)
01/15/19	2.500%	4,800,000	5,767,200

Transportation Services 0.5%
DryShips, Inc. Senior Unsecured
12/01/14	5.000%	4,200,000	3,730,125

Wabash National Corp. Senior Unsecured
05/01/18	3.375%	2,700,000	3,322,053

Total			7,052,178

Total Convertible Bonds
(Cost: $134,786,206)			145,223,462

Limited Partnerships —%
Issuer		Capital	Value ($)
Financials —%
Capital Markets —%

WCAS Capital Partners II LP(a)(f)(g)		4,292,803	170,003

Total Financials			170,003

Total Limited Partnerships
(Cost: $2,498,440)			170,003

Money Market Funds 0.6%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.106%(h)(i)		3,193,699	3,193,699

JPMorgan Prime Money Market Fund, 0.010%(h)		4,343,757	4,343,757

Total Money Market Funds
(Cost: $7,537,456)			7,537,456

Total Investments
(Cost: $1,161,479,156)			1,318,931,995

Other Assets & Liabilities, Net			6,069,257

Net Assets			1,325,001,252

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2013

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2013 (Unaudited)

Investments in Derivatives

Futures Contracts Outstanding at June 30, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)

S&P 500 Index	7	2,798,775	September 2013	32,876	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At June 30, 2013, investments in securities included securities valued at $781,044 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of these securities amounted to $102,991,085 or 7.77% of net assets.

(d)	Variable rate security.

(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At June 30, 2013, the value of these securities amounted to $10,000, which represents less than 0.01% of net assets.

(f)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at June 30, 2013 was $170,003, representing 0.01% of net assets. Information concerning such security holdings at June 30, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)

WCAS Capital Partners II LP	12/11/90 - 03/24/98	2,498,440

(g)	At June 30, 2013, the Fund owned one limited partnership investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of investment in the limited partnership, along with the cost and value at June 30, 2013, were as follows:

Security Description	Acquisition Dates	Cost ($)	Value ($)

WCAS Capital Partners II LP	12/11/90 - 03/24/98	2,498,440	170,003

(h)	The rate shown is the seven-day current annualized yield at June 30, 2013.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	4,647,865	29,267,005	(30,721,171)	3,193,699	2,355	3,193,699

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	11

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2013 (Unaudited)

Fair Value Measurements (continued)

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2013

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2013 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	83,617,295	—	—	83,617,295

Consumer Staples	91,899,217	—	—	91,899,217

Energy	88,718,406	—	—	88,718,406

Financials	166,909,626	—	—	166,909,626

Health Care	112,348,667	—	—	112,348,667

Industrials	96,405,333	—	—	96,405,333

Information Technology	157,282,665	—	—	157,282,665

Materials	40,895,135	—	—	40,895,135

Telecommunication Services	38,750,353	—	—	38,750,353

Utilities	33,713,611	—	—	33,713,611

Convertible Preferred Stocks

Consumer Discretionary	6,742,400	3,321,500	—	10,063,900

Consumer Staples	—	13,444,477	—	13,444,477

Energy	6,588,120	9,589,594	—	16,177,714

Financials	20,119,600	16,718,027	—	36,837,627

Industrials	6,737,360	—	—	6,737,360

Utilities	6,887,550	13,844,937	—	20,732,487

Total Equity Securities	957,615,338	56,918,535	—	1,014,533,873

Bonds

Corporate Bonds & Notes	—	151,467,201	—	151,467,201

Convertible Bonds	—	145,223,462	—	145,223,462

Total Bonds	—	296,690,663	—	296,690,663

Other

Limited Partnerships	—	—	170,003	170,003

Money Market Funds	7,537,456	—	—	7,537,456

Total Other	7,537,456	—	170,003	7,707,459

Investments in Securities	965,152,794	353,609,198	170,003	1,318,931,995

Derivatives

Assets

Futures Contracts	32,876	—	—	32,876

Total	965,185,670	353,609,198	170,003	1,318,964,871

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	13

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2013 (Unaudited)

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Limited Partnership ($)
Balance as of December 31, 2012	225,480

Accrued discounts/premiums	—

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)(a)	(55,477)

Sales	—

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of June 30, 2013	170,003

(a)	Change in unrealized appreciation (depreciation) relating to securities held at June 30, 2013 was ($55,477).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2013

Tri-Continental Corporation

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,158,285,457)	$1,315,738,296

Affiliated issuers (identified cost $3,193,699)	3,193,699

Total investments (identified cost $1,161,479,156)	1,318,931,995

Receivable for:

Investments sold	13,935,405

Dividends	1,254,885

Interest	4,190,980

Equity-linked notes (Note 8)	1,921,817

Other assets	43,681

Total assets	1,340,278,763

Liabilities

Payable for:

Investments purchased	14,133,995

Common Stock payable	20

Preferred Stock dividends	470,463

Variation margin	13,082

Due to broker	114,750

Investment management fees	12,908

Stockholder servicing and transfer agent fees	5,044

Administration fees	2,023

Compensation of board members	40,932

Stockholders’ meeting fees	9,225

Other expenses	475,069

Total liabilities	15,277,511

Net assets	1,325,001,252

Preferred stock	37,637,000

Net assets for Common Stock	$1,287,364,252

Net asset value per share of outstanding Common Stock	$20.54

Market price per share of Common Stock	$17.92

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	15

Tri-Continental Corporation

Statement of Capital Stock and Surplus

June 30, 2013 (Unaudited)

Capital Stock

$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $1,760

Shares issued and outstanding — 752,740	$37,637,000

Common Stock, $0.50 par value:

Shares issued and outstanding — 62,673,356	31,336,678

Surplus

Capital surplus	1,637,880,743

Undistributed net investment income	290,349

Accumulated net realized loss	(539,629,233)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	157,452,839

Futures contracts	32,876

Net assets	$1,325,001,252

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2013

Tri-Continental Corporation

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Net investment income

Income:

Dividends — unaffiliated issuers	$14,797,108

Dividends — affiliated issuers	2,355

Interest	9,150,046

Foreign taxes withheld	(44,985)

Total income	23,904,524

Expenses:

Investment management fees	2,276,279

Stockholder servicing and transfer agent fees	199,114

Administration fees	357,384

Compensation of board members	22,680

Stockholders’ meeting fees	45,362

Custodian fees	8,463

Printing and postage fees	51,002

Professional fees	30,723

Other	115,853

Total expenses	3,106,860

Net investment income(a)	20,797,664

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	62,616,105

Futures contracts	490,890

Net realized gain	63,106,995

Net change in unrealized appreciation (depreciation) on:

Investments	49,769,209

Futures contracts	13,078

Net change in unrealized appreciation (depreciation)	49,782,287

Net realized and unrealized gain	112,889,282

Net increase in net assets resulting from operations	$133,686,946

(a)	Net investment income for Common Stock is $19,856,739, which is net of Preferred Stock dividends of $940,925.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	17

Tri-Continental Corporation

Statement of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations

Net investment income	$20,797,664	$40,135,438

Net realized gain	63,106,995	88,428,406

Net change in unrealized appreciation (depreciation)	49,782,287	36,171,162

Net increase in net assets resulting from operations	133,686,946	164,735,006

Distributions to Stockholders

Net investment income

Preferred Stock	(940,925)	(1,881,850)

Common Stock	(22,028,240)	(37,995,752)

Total Distributions to Stockholders	(22,969,165)	(39,877,602)

Increase (decrease) in net assets from capital stock activity	(6,638,745)	(19,731,798)

Total increase in net assets	104,079,036	105,125,606

Net assets at beginning of period	1,220,922,216	1,115,796,610

Net assets at end of period	$1,325,001,252	$1,220,922,216

Undistributed net investment income	$290,349	$2,461,850

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2013

Tri-Continental Corporation

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Common Stock issued at market price in distributions	376,318	6,669,143	747,244	11,809,653

Common Stock issued for investment plan purchases	54,333	940,882	344,461	5,377,332

Common Stock purchased from investment plan participants	(497,887)	(8,715,658)	(1,549,971)	(24,265,282)

Common Stock purchased in the open market	(312,346)	(5,533,112)	(806,299)	(12,683,718)

Net proceeds from issuance of shares of Common Stock upon exercise of warrants	—	—	32,487	30,217

Total net decrease	(379,582)	(6,638,745)	(1,232,078)	(19,731,798)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	19

Tri-Continental Corporation

Financial Highlights

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Six Months Ended June 30, 2013		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$18.77		$16.77	$15.96	$13.73	$11.29		$23.03

Income from investment operations
Net investment income	0.32		0.63	0.33	0.30	0.20		0.52

Net realized and unrealized gain (loss)	1.81		2.00	0.79	2.28	2.42		(9.88)

Increase from payments by affiliate	—		—	—	—	0.04		—

Total from investment operations	2.13		2.63	1.12	2.58	2.66		(9.36)

Less distributions to Stockholders from:
Net investment income
Preferred Stock	(0.01)		(0.03)	(0.03)	(0.03)	(0.03)		(0.02)
Common Stock	(0.35)		(0.60)	(0.28)	(0.25)	(0.17)		(0.50)
Net realized gains
Common Stock	—		—	—	—	—		(0.39)
Tax return of capital
Common Stock	—		—	—	—	(0.02)		(1.22)

Total distributions to Stockholders	(0.36)		(0.63)	(0.31)	(0.28)	(0.22)		(2.13)

Capital stock transactions at market price	—		—	—	(0.07)	—		(0.25	)(a)

Net asset value, end of period	$20.54		$18.77	$16.77	$15.96	$13.73		$11.29

Adjusted net asset value, end of period(b)	$20.48		$18.71	$16.72	$15.90	$13.69		$11.26

Market value, end of period	$17.92		$16.00	$14.23	$13.76	$11.52		$9.86

Total return
Based upon net asset value	11.61%		16.24%	7.15%	18.58%	24.11	%(c)	(43.77%)

Based upon market value	14.23%		16.77%	5.46%	21.85%	19.24%		(45.89%)

Ratios to average net assets(d)
Expenses to average net assets for Common Stock	0.50	%(e)	0.52%	0.59%	0.60%	0.98%		0.73%

Net investment income to average net assets for Common Stock	3.19	%(e)	3.28%	1.80%	1.84%	1.46%		2.96%

Supplemental data

Net assets, end of period (000s):
Common Stock	$1,287,364		$1,183,285	$1,078,160	$1,061,251	$946,344		$893,899

Preferred Stock	37,637		37,637	37,637	37,637	37,637		37,637

Total net assets	$1,325,001		$1,220,922	$1,115,797	$1,098,888	$983,981		$931,536

Portfolio turnover	33%		68%	97%	86%	70%		111%

Notes to Financial Highlights

(a)	Reflects the issuance of Common Stock in distributions.

(b)	Assumes the exercise of outstanding warrants.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.47%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2013

Tri-Continental Corporation

Notes to Financial Statements

June 30, 2013 (Unaudited)

Note 1. Organization

Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange (NYSE) under the symbol “TY”.

Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Directors (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes

Semiannual Report 2013	21

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. With exchange traded futures, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded futures with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange for exchange traded futures. Brokers can ask for margin in excess of the minimum in certain circumstances. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits on

22	Semiannual Report 2013

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

futures contracts. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	32,876	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended June 30, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	490,890
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	13,078

The following table is a summary of the volume of derivative instruments for the six months ended June 30, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	67

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Semiannual Report 2013	23

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

Dividends to Stockholders

The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income distribution of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.355% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended June 30, 2013, other expenses paid to this company were $2,538.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Stockholder Servicing Fees

Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a fee equal to 0.10% of the average daily net assets of the Fund’s shares of Common Stock. Effective July 1, 2012, under an amended Agreement, the Fund pays the Stockholder Servicing Agent a $21 fee per common stock open account.

The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At June 30, 2013, the Fund’s total potential future obligation over the life of the Guaranty is $760,233. The liability remaining at June 30, 2013 for non-recurring charges associated with the lease amounted to $396,407 and is included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at June 30, 2013 is included within other assets in the Statement of Assets and Liabilities at a cost of $43,681.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

24	Semiannual Report 2013

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

At June 30, 2013, the cost of investments for federal income tax purposes was approximately $1,161,479,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$175,549,000
Unrealized depreciation	(18,096,000)
Net unrealized appreciation	$157,453,000

The following capital loss carryforward, determined as of December 31, 2012 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	(49,455,851)
2017	(556,508,807)
Total	(605,964,658)

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $423,857,091 and $418,661,542, respectively, for the six months ended June 30, 2013.

Note 6. Capital Stock Transactions

Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

Automatic Dividend and Cash Purchase Plan

The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (the Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 54,333 shares were issued to Plan participants during the period for proceeds of $940,881, a weighted average discount of 13.2% from the net asset value of those shares. In addition, a total of 376,318 shares were issued at market price in distributions during the period for proceeds of 6,669,143, a weighted average discount of 12.1% from the net asset value of those shares.

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the NYSE on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the NYSE on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.

For the six months ended June 30, 2013, the Fund purchased 312,346 shares of its Common Stock in the open market at an aggregate cost of $5,533,112, which represented a weighted average discount of 13.0% from the net asset value of those acquired shares. For the six months ended June 30, 2013, the Fund purchased 497,887 shares of its Common Stock from Plan participants at a cost of $8,715,658, which represented a weighted average discount of 13.2% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

Under the Fund’s stock repurchase program for 2012, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open

Semiannual Report 2013	25

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace.

Warrants

At June 30, 2013, the Fund reserved 197,100 shares of Common Stock for issuance upon exercise of 8,148 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.

Assuming the exercise of all Warrants outstanding at June 30, 2013, net assets would have increased by $183,303 and the net asset value of the Common Stock would have been $20.48 per share. The number of Warrants exercised during the six months ended June 30, 2013 and the year ended December 31, 2012 was 0 and 1,343, respectively.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $29.7 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $2.9 million based on the estimated amounts recoverable for the notes and recognized realized losses of $26.8 million. The estimates of the amounts recoverable for the notes are based on the current information regarding the claim provided by the bankruptcy court and any amounts received as payments for the claim, which provide an indication of amounts recoverable through the bankruptcy proceedings. To date, the Fund has received $3.0 million on this claim. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At June 30, 2013, the value of the receivable balances was approximately $1.9 million, which represented 0.15% of the Fund’s net assets.

Note 9. Significant Risks

Large-Capitalization Risk

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any

26	Semiannual Report 2013

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2013	27

Tri-Continental Corporation

Results of Meeting of Stockholders

(Unaudited)

The 83rd Annual Meeting of Stockholders of Tri-Continental Corporation (the Corporation) was held on April 17, 2013. Stockholders voted in favor of each of the two proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To elect two Directors to the Corporation’s Board, each to hold office until the 2016 Annual Meeting of Stockholders and all until their successors are elected and qualify:

Director	For	Withheld
Leroy C. Richie	39,367,764	8,229,988
William F. Truscott	39,402,005	8,195,747

Proposal 2

To ratify the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2013:

For	Against	Abstain
42,035,837	3,396,943	2,164,976

28	Semiannual Report 2013

Tri-Continental Corporation

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Tri-Continental Corporation (the Corporation). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Corporation and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Corporation’s Board of Directors (the Board), including the independent Board members (the Independent Directors), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Directors in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Directors noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Directors took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Directors also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Directors also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Corporation by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Corporation’s Administrative Services Agreement, the Independent Directors also took into account the organization and strength of the Corporation’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Corporation’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the

Semiannual Report 2013	29

Tri-Continental Corporation

Approval of Investment Management Services Agreement (continued)

acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Corporation.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Corporation. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Corporation, the performance of a benchmark index, the percentage ranking of the Corporation among its comparison group and the net assets of the Corporation. The Board observed that the Corporation’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Corporation

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Corporation’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Corporation’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Corporation’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Corporation’s investment management fee was fair and reasonable in light of the extent and quality of services that the Corporation receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Corporation. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board noted that the management fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. However, due to the Corporation’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Corporation’s assets grow to be a material factor in its deliberations.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

30	Semiannual Report 2013

Tri-Continental Corporation

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Semiannual Report 2013	31

Tri-Continental Corporation

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32	Semiannual Report 2013

Tri-Continental Corporation

Important Information About This Report

Each fund mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2013	33

Tri-Continental Corporation

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR240_12_C01_(08/13)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)

01-01-13 to 01-31-13	120,654	$16.78	120,654	3,031,993

02-01-13 to 02-28-13	134,659	17.11	134,659	2,897,334

03-01-13 to 03-31-13	95,302	17.43	95,302	2,802,032

04-01-13 to 04-30-13	198,240	17.59	198,240	2,603,792

05-01-13 to 05-31-13	162,707	18.38	162,707	2,441,085

06-01-13 to 06-30-13	98,671	18.05	98,671	2,342,414

(1)	The registrant has a stock repurchase program. For 2013, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	August 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	August 15, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	August 15, 2013